Exhibit 99.1

INDEX TO FINANCIAL STATEMENT
IRENIC ACQUISITION CORP.

Page
Financial Statement of Irenic Acquisition Corp.:
Report of Independent Registered Public Accounting Firm (PCAOB ID 199)	F-2
Balance Sheet as of April 29, 2026	F-3
Notes to Financial Statement	F-4

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Irenic Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Irenic Acquisition Corp. (the “Company”) as of April 29, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of April 29, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ CBIZ CPAs P.C.

CBIZ CPAs P.C.

We have served as the Company’s auditor since 2026.

Saddle Brook, NJ

May 7, 2026

IRENIC ACQUISITION CORP.
BALANCE SHEET

April 29, 2026
ASSETS:
Cash	$1,087,383
Prepaid expenses	39,800
Prepaid insurance	115,281
Total Current Assets	1,242,464
Prepaid insurance – long-term	116,250
Cash held in Trust Account	220,000,000
Total Assets	$221,358,714

LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT:
Liabilities:
Accrued expenses	$2,000
Accrued offering costs	89,976
Over-allotment option liability	173,200
Total Current Liabilities	265,176
Deferred underwriting fee payable	8,800,000
Total Liabilities	9,065,176

Commitments and Contingencies (Note 6)
Class A ordinary shares subject to possible redemption, 22,000,000 shares at a redemption value of $10.00 per share	220,000,000

Shareholders’ Deficit:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Class A ordinary shares, $0.0001 par value; 400,000,000 shares authorized; 640,000 shares issued and outstanding, excluding 22,000,000 shares subject to possible redemption	64
Class B ordinary shares, $0.0001 par value; 80,000,000 shares authorized; 6,325,000 shares issued and outstanding(1)(2)	633
Additional paid-in capital	—
Accumulated deficit	(7,707,159)
Total Shareholders’ Deficit	(7,706,462)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit	$221,358,714

(1)	This number includes an aggregate of up to 825,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.

(2)	On March 13, 2026, the Sponsor surrendered for no consideration 862,500 Class B ordinary shares, resulting in the Sponsor holding an aggregate of 6,325,000 Class B ordinary shares. All share and per share data has been retrospectively presented.

The accompanying notes are an integral part of this financial statement.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 1 — Organization and Plan of Business Operations

Irenic Acquisition Corp. is a blank check company incorporated as an exempted company under the laws of the Cayman Islands on March 4, 2026. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

As of April 29, 2026, the Company had not commenced any operations. All activity for the period from March 4, 2026 (inception) through April 29, 2026 relates to the Company’s formation and the Initial Public Offering (as defined below). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The Company’s sponsor is Irenic Sponsor, LLC (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on April 27, 2026. On April 29, 2026, the Company consummated the Initial Public Offering of 22,000,000 units at $10.00 per unit (the “Units” and, with respect to the Class A ordinary shares included in the Units offered, the “Public Shares”), generating gross proceeds of $220,000,000.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 640,000 Private Placement Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $6,400,000, in a private placement with the Sponsor and the underwriters. Of those 640,000 Private Placement Units, the Sponsor purchased 420,000 Private Placement Units and the underwriters purchased 220,000 Private Placement Units. Each Unit consists of one Class A ordinary share (the “Private Placement Shares”) and one-third of one redeemable warrant (the “Private Placement Warrants”). The Company granted the underwriters a 45-day option from the Initial Public Offering to purchase up to 3,300,000 additional Units to cover over-allotment option outstanding (the “Over-Allotment Option”).

On May 1, 2026, the underwriters partially exercised their Over-Allotment Option to purchase an additional 3,253,188 Units at a purchase price of $10.00 per Unit, generating additional gross proceeds of $32,531,880. The underwriters forfeited their option to purchase an additional 46,812 Units.

Simultaneously with consummation of the Over-Allotment Option on May 1, 2026, the Sponsor and the underwriters purchased an additional 65,064 Private Placement Units in the aggregate at a purchase price of $10.00 per Private Placement Unit, generating additional gross proceeds of $650,640. Of those 65,064 Private Placement Units, the Sponsor and the underwriters purchased 32,532 Private Placement Units each. As a result of the underwriters’ election to partially exercise their Over-Allotment Option, the Sponsor forfeited 11,703 Founder Shares (as defined in Note 5).

Transaction costs for the Initial Public Offering amounted to $13,850,913, consisting of $4,400,000 of upfront underwriting discounts $8,800,000 of deferred underwriting commissions, and $650,913 of other offering costs.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward completing a Business Combination. The Company must complete one or more Business Combinations having an aggregate fair market value equal to at least 80% of the value of the assets held in the Trust Account (as defined below) (excluding the deferred underwriting commissions and taxes paid or payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

Upon the closing of the Initial Public Offering on April 29, 2026, an amount of $220,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units, and a portion of the proceeds of the sale of the Private Placement Units, are held in a trust account (“Trust Account”) and initially be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination and, may at any time be held as cash or cash items, including in demand deposit accounts at a bank, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 1 — Organization and Plan of Business Operations (continued)

The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares in connection with the completion of a Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) without a shareholder vote by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company. Public shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount held in the Trust Account (initially $10.00 per share), calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the funds held in the Trust Account (net of taxes paid or payable (other than excise or similar taxes). The Public Shares were recorded at redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.”

If the Company seeks shareholder approval, the Company will complete a Business Combination only if it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the Company’s ordinary shares which are represented in person or by proxy and are voted at a general meeting of the Company, voting together as a single class. If a shareholder vote is not required under applicable law or stock exchange listing requirements and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5), Private Placement Shares and any Public Shares purchased in or after the Initial Public Offering in favor of approving a Business Combination and to waive its redemption rights with respect to any such shares in connection with a shareholder vote to approve a Business Combination. Additionally, each public shareholder may elect to redeem its Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.

The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares, Private Placement Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Completion Window (as defined below) or (ii) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides the public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment and (iii) to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares and Private Placement Shares if the Company fails to complete a Business Combination, although the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares it holds if the Company fails to complete an initial Business Combination within the Completion Window and to liquidating distributions from assets outside the Trust Account.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 1 — Organization and Plan of Business Operations (continued)

The Company will have within 24 months from the closing of the Initial Public Offering to complete a Business Combination or such other time period in which it must complete a Business Combination pursuant to an amendment to its Amended and Restated Memorandum and Articles of Association (the “Completion Window”). If the Company is unable to complete a Business Combination within the Completion Window, the Company will as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable) (other than excise or similar taxes) and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation or other distributions, if any), subject to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares and Private Placement Units if the Company fails to complete a Business Combination within the Completion Window. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Completion Window. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Completion Window and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per share ($10.00).

The Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a third party for services rendered or products sold to the Company, or by a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.00 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of trust assets, less taxes paid or payable (other than excise or similar taxes) and up to $100,000 of interest to pay dissolution expenses. This liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Liquidity and Capital Resources

The Company’s liquidity needs up to April 29, 2026 had been satisfied through the loan under an unsecured promissory note from the Sponsor of up to $400,000. As of April 29, 2026, the Company had cash of $1,087,383 and a working capital of $977,288.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 2 — Summary of Significant Accounting Policies (continued)

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. Up to $1,500,000 of such loans may be convertible into Private Placement Units of the post-Business Combination entity at a price of $10.00 per Unit at the option of the lender. Such units would be identical to the Private Placement Units. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. There have been no Working Capital Loans to date.

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC Topic 205-40, “Presentation of Financial Statements - Going Concern,” the Company does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, if the estimate of the costs of identifying a target business, undertaking due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, the Company may have insufficient funds available to operate its business prior to the initial Business Combination. The Company has the entirety of the Completion Window to complete the initial Business Combination. Management has determined that the Company has sufficient funds to finance the working capital needs of the Company within one year from the date of issuance of this financial statement.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 2 — Summary of Significant Accounting Policies (continued)

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had cash of $1,087,383 and did not have any cash equivalents as of April 29, 2026.

Cash Held in Trust Account

As of April 29, 2026, the assets held in the Trust Account, amounting to $220,000,000, were held in cash.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of the FASB ASC Topic 340-10-S99 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees that are related to the Initial Public Offering. FASB ASC Topic 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between Public Shares and Public Warrants (as defined below), pro rata, allocating the Initial Public Offering proceeds to the assigned value of the Public Warrants and to the Public Shares. Offering costs allocated to the Public Shares were charged to temporary equity and offering costs allocated to the Public Warrants were charged to shareholders’ deficit as Public Warrants (as described in Note 3) and Private Placement Warrants after management’s evaluation are accounted for under equity treatment.

Income Taxes

The Company accounts for income taxes under FASB ASC Topic 740, “Income Taxes” (“ASC 740”), which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of April 29, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 2 — Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with FASB ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statement of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. The Over-Allotment Option is deemed to be a freestanding financial instrument indexed on the shares subject to redemption and are accounted for as a liability pursuant to FASB ASC Topic 480 since the Over-Allotment Option was not exercised in full at the time of the closing of the Initial Public Offering on April 29, 2026.

Warrant Instruments

The Company account for the Public Warrants and Private Placement Warrants issued in connection with the Initial Public Offering in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and classified the Public Warrants and Private Placement Warrants under equity treatment at their assigned value.

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with FASB ASC Topic 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of the Public Shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of April 29, 2026, Public Shares subject to possible redemption are presented at their redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. As of April 29, 2026, the Public Shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$220,000,000
Less:
Proceeds allocated to Public Warrants	(3,088,800)
Proceeds allocated to over-allotment option	(173,200)
Public Shares issuance costs	(13,627,414)
Plus:
Remeasurement of carrying value to redemption value	16,889,414
Class A ordinary shares subject to possible redemption, April 29, 2026	$220,000,000

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 2 — Summary of Significant Accounting Policies (continued)

Share-based Compensation

The Company records share-based compensation in accordance with FASB ASC Topic 718, “Compensation-Share Compensation” (“ASC 718”), guidance to account for its share-based compensation. It applies a fair value-based method of accounting for an employee share option or similar equity instrument. The Company recognizes all forms of share-based payments at their fair value on the grant date, which are based on the estimated number of awards that are ultimately expected to vest. Share-based payments are valued by multiplying the marketable value per founder share (defined in Note 5) by the probability of successful closing of an initial Business Combination. Grants of share-based payment awards issued to non-employees for services rendered have been recorded at the fair value of the share-based payment, which is the more readily determinable value. The grants are amortized on a straight-line basis over the requisite service periods, which is generally the vesting period. If an award is granted, but vesting does not occur, any previously recognized compensation cost is reversed in the period related to the termination of service.

Recently Issued Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering on April 29, 2026, the Company sold 22,000,000 Units at a purchase price of $10.00 per Unit, generating gross proceeds of $220,000,000. Each unit consists of one Public Share and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment (see Note 7).

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor and the underwriters purchased an aggregate of 640,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating gross proceeds of $6,400,000, from the Company in a private placement. Of those 640,000 Private Placement Units, the Sponsor purchased 420,000 Private Placement Units and the underwriters purchased 220,000 Private Placement Units. The proceeds from the sale of the Private Placement Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Completion Window, the net proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).

Note 5 — Related Party Transactions

Founder Shares

On March 5, 2026, the Sponsor paid an aggregate of $25,000 to cover certain offering and formation costs of the Company in consideration for 7,187,500 of the Company’s Class B ordinary shares (the “Founder Shares”). On March 13, 2026, the Sponsor surrendered for no consideration 862,500 Founder Shares, resulting in the Sponsor holding an aggregate of 6,325,000 Founder Shares. All share and per share presentation have been retrospectively presented. The Founder Shares included an aggregate of up to 825,000 shares subject to forfeiture by the Sponsor to the extent that the Over-Allotment Option is not exercised in full or in part, so that the number of Founder Shares would collectively represent 20% of the Company’s issued and outstanding shares upon the completion of the Initial Public Offering (excluding the Private Placement Shares and the ordinary shares underlying the warrants). On May 1, 2026, in connection with the underwriters’ partial exercise of the Over-Allotment Option, the Sponsor forfeited 11,703 Founder Shares and 817,297 Founder Shares were no longer subject to forfeiture.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 5 — Related Party Transactions (continued)

In March 2026 and April 2026, the Sponsor issued membership interests in the Sponsor corresponding to an aggregate of 375,000 Founder Shares, to the Company’s three independent directors and its Chief Financial Officer. These issuances were made in exchange for an aggregate purchase price of $1,500, the same per share price paid by the Sponsor for the Founder Shares and services to be provided to the Company through the Company’s initial Business Combination. The transfer of the Founder Shares to the holders of such interests are in the scope of ASC 718. Under ASC 718, share-based compensation associated with equity classified awards is measured at fair value upon the assignment date. The total fair value of the 375,000 Founder Shares was $402,375 or $1.073 per share. The Company established the initial fair value of the Founder Shares using a calculation prepared by a third party valuation team using Probability-Weighted Expected Return Method which takes into consideration the following market assumptions; (i) implied share price of $9.8459, (ii) discount for lack of marketability of 4.1%, (iii) likelihood of Initial Public Offering of 80.0% and (iv) likelihood of Business Combination of 14.3%. The Founder Shares were assigned subject to a performance condition (i.e., providing services through Business Combination). Share-based compensation would be recognized at the date a Business Combination is considered probable (i.e., upon consummation of a Business Combination) in an amount equal to the number of membership interests that ultimately vest times the assignment date fair value per share (unless subsequently modified) less the amount initially received for the Founder Shares. As of April 29, 2026, the Company determined that the initial Business Combination is not considered probable and therefore no compensation expense has been recognized.

In addition to the issuance of Sponsor interests described above, the Sponsor also issued membership interests corresponding to Founder Shares held by it to members of the Company’s management team as inducements to participate in financing the Sponsor’s purchase of the Private Placement Units. In connection with the Company’s evaluation of such issuances, the Company obtained a valuation of the Founder Shares as of March 27, 2026, which indicated a fair value of $1.073 per share. Although such individuals contributed aggregate consideration of $3,499 for these Sponsor interests corresponding to the Founder Shares, the Company recognized the fair value of the 813,610 Founder Shares allocated to such individuals, or $873,004 in the aggregate, as a reduction of additional paid-in capital upon the closing of the Initial Public Offering.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) 180 days after the completion of the initial Business Combination, and (B) the date following the completion of the initial Business Combination on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

Promissory Note — Related Party

On March 5, 2026, the Company issued a promissory note to the Sponsor, pursuant to which the Company could borrow up to an aggregate principal amount of $400,000. The promissory note was non-interest bearing and payable on the earlier of December 31, 2026 or the closing of the Initial Public Offering. The Company had borrowed $230,018 under the promissory note, which was repaid at the closing of the Initial Public Offering on April 29, 2026.

Administrative Services and Indemnification Agreement

Commencing on April 27, 2026, the Company entered into an administrative services and indemnification agreement with the Sponsor and Irenic Capital Management LP (“Irenic”) to pay the Sponsor $20,000 per month for office space and administrative services until the completion of a Business Combination or the Company’s liquidation. Pursuant to such agreement, the Company has agreed to indemnify the Sponsor and Irenic from any claims (i) arising out of or relating to the Initial Public Offering or the Company’s operations or conduct of the Company’s business, (ii) in respect of any investment opportunities sourced by the Sponsor, Irenic and their respective affiliates, and/or (iii) any claim against the Sponsor or Irenic alleging any expressed or implied management or endorsement by the Sponsor or Irenic of any of the Company’s activities or any express or implied association between the Sponsor and the Company or any of its affiliates, which agreement provides that the indemnified parties cannot access the funds held in our Trust Account.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. Such Working Capital Loans would be evidenced by promissory notes. If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. Up to $1,500,000 of such loans may be convertible into Private Placement Units of the post-Business Combination entity at a price of $10.00 per Unit at the option of the lender. Such units would be identical to the Private Placement Units. As of April 29, 2026, there were no Working Capital Loans.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 6 — Commitments and Contingencies

Registration Rights

The holders of the Founder Shares, Private Placement Units and shares that may be issued upon conversion of the Working Capital Loans and Forward Purchase Units (as described below) are entitled to registration rights pursuant to the registration rights agreement the Company entered into on the effective date of the Initial Public Offering requiring the Company to register a sale of any of the securities held by them, including any other securities of the Company acquired by them prior to the consummation of the Company’s initial Business Combination. The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain piggyback registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Risks and Uncertainties

The Company’s ability to complete an initial Business Combination may be adversely affected by various factors, many of which are beyond the Company’s control. The Company’s ability to consummate an initial Business Combination could be impacted by, among other things, changes in laws or regulations, downturns in the financial markets or in economic conditions, inflation, fluctuations in interest rates, increases in tariffs, supply chain disruptions, declines in consumer confidence and spending, public health considerations, and geopolitical instability, such as the military conflicts in Iran, Ukraine and the Middle East. The Company cannot at this time predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact the Company’s ability to complete an initial Business Combination. Any of the above mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Underwriting Agreement

The Company has granted the underwriters a 45-day option to purchase up to 3,300,000 additional units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. As of April 29, 2026, the full Over-Allotment Option remained open. On May 1, 2025, the underwriters partially exercised their Over-Allotment Option in the amount of 3,253,188 Units and forfeited the remaining unexercised balance of 46,812 Units.

The underwriters were entitled to a cash underwriting discount of $0.20 per Unit, or $4,400,000 in the aggregate, which was paid at the closing of the Initial Public Offering. In addition, the underwriters are entitled to a deferred fee of $0.40 per Unit, or $8,800,000 in the aggregate. The deferred fee will become payable to the underwriters for deferred underwriting commissions placed in the Trust Account and released to the underwriters only upon the completion of an initial Business Combination, subject to the terms of the underwriting agreement.

Forward Purchase Agreement

In connection with the consummation of the Initial Public Offering, the Company entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Irenic Capital Evergreen Master Fund LP (the “Evergreen Fund”), pursuant to which the Evergreen Fund committed that it will purchase from the Company 5,000,000 forward purchase units (the “Forward Purchase Units”), consisting of one Class A ordinary share (the “Forward Purchase Shares”) and one-third of one warrant to purchase one Class A ordinary share (the “Forward Purchase Warrants”), for $10.00 per unit, or an aggregate amount of $50,000,000, in a private placement that will close concurrently with the closing of the initial Business Combination. The proceeds from the sale of these Forward Purchase Units, together with the amounts available to the Company from the Trust Account (after giving effect to any redemptions of Public Shares) and any other equity or debt financing obtained by the Company in connection with the Business Combination, will be used to satisfy the cash requirements of the Business Combination, including funding the purchase price and paying expenses and retaining specified amounts to be used by the post-Business Combination company for working capital or other purposes. The Evergreen Fund’s commitment under the Forward Purchase Agreement will be subject to approval, prior to the Company entering into a definitive agreement for the initial Business Combination, of its investment committee.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 7 — Shareholders’ Deficit

Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001. The Company’s board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. The board of directors will be able to, without shareholder approval, issue preference shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the ordinary shares and could have anti-takeover effects. At April 29, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue 400,000,000 Class A ordinary shares, with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. At April 29, 2026, there were 22,640,000 Class A ordinary shares issued or outstanding, (See Note 10).

Class B Ordinary Shares — The Company is authorized to issue 80,000,000 Class B ordinary shares, with a par value of $0.0001 per share. Holders of the Class B ordinary shares are entitled to one vote for each share. As of April 29, 2026, there were 6,325,000 Class B ordinary shares issued and outstanding, of which an aggregate of up to 825,000 shares remained subject to forfeiture depending on the extent that the Over-Allotment Option is not exercised in full or in part so that the number of Founder Shares will equal 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering (excluding the Private Placement Units and the ordinary shares underlying the warrants) (See Note 10).

Prior to the closing of the initial Business Combination and while any Class B ordinary shares are issued and outstanding, only holders of the Class B ordinary shares will be entitled to vote on the appointment and removal of directors or continuing the Company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend the constitutional documents of the Company or to adopt new constitutional documents of the Company, in each case, as a result of the Company approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). On any other matters submitted to a vote of the Company’s shareholders prior to or in connection with the completion of the initial Business Combination, holders of the Class B ordinary shares and holders of the Class A ordinary shares will vote together as a single class, except as required by law.

The Class B ordinary shares will automatically convert into Class A ordinary shares immediately prior to, concurrently with or immediately following the completion of a Business Combination or earlier at the option of the holder on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with a Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares outstanding after such conversion (excluding the Private Placement Shares, Forward Purchase Shares and the ordinary shares underlying the Private Placement Warrants and Forward Purchase Warrants and after giving effect to any redemptions of Public Shares by public shareholders), including the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of a Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in a Business Combination and any Private Placement Units issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.

Warrants — As of April 29, 2026, there were 7,333,333 Public Warrants and 213,333 Private Placement Warrants outstanding. Public Warrants may only be exercised for a whole number of shares (See Note 10). No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The warrants will become exercisable 30 days after the completion of a Business Combination. The warrants will expire five years from the completion of a Business Combination, or earlier upon redemption or liquidation.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 7 — Shareholders’ Deficit (continued)

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of a Business Combination, it will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement relating to the Initial Public Offering or a new registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. In addition, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of the Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company elects to do so, the Company will not be required to file or maintain in effect a registration statement, but it will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:

•	in whole and not in part;

•	at a price of $0.01 per Public Warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•	if, and only if, the reported closing price of the ordinary shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company send to the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Completion Window and the Company

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 7 — Shareholders’ Deficit (continued)

liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.

In addition, if (x) the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination (excluding any issuance of Forward Purchase Units) at an issue price or effective issue price of less than $9.20 per ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The Private Placement Warrants are, and the Forward Purchase Warrants will be identical to the Public Warrants underlying the Units being sold in the Initial Public Offering, except that (i) the Private Placement Warrants and Forward Purchase Warrants are not redeemable by the Company, (ii) the Private Placement Warrants and Forward Purchase Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and Forward Purchase Warrants are not transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions, (iii) the Private Placement Warrants and Forward Purchase Warrants are exercisable on a cashless basis and (iv) the Private Placement Warrants and Forward Purchase Warrants and the Class A ordinary shares issuable upon exercise of the Private Placement Warrants and Forward Purchase Warrants are entitled to registration rights.

Note 8 — Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 8 — Fair Value Measurements (continued)

The Over-Allotment Option was accounted for as a liability in accordance with FASB ASC Topic 815-40 and was presented within liabilities on the balance sheet. The Over-Allotment Option liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented within changes in fair value of Over-Allotment Option liability in the statement of operations.

The fair value of the Over-Allotment Option liability is $173,200. The Company used a Black-Scholes model to value the Over-Allotment Option. The Over-Allotment Option liability was classified within Level 3 of the fair value hierarchy at the measurement dates due to the use of unobservable inputs inherent in pricing models are assumptions related to expected share-price volatility, expected life and risk-free interest rate. The Company estimates the volatility of its ordinary shares based on historical volatility that matches the expected remaining life of the option. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the option. The expected life of the option is assumed to be equivalent to their remaining contractual term.

The key inputs into the Black-Scholes model were as follows at initial measurement of the Over-Allotment Option:

April 29, 2026
Volatility	1.67%
Expected term (years)	0.12
Expected volatility	3.70%
Exercise price	$10.00
Fair value of over-allotment unit	$0.05

The fair value of the Public Warrants issued in the Initial Public Offering is $3,088,800, or $0.4212 per Public Warrant and was determined using Monte Carlo Simulation Model. The Public Warrants issued in the Initial Public Offering have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Public Warrants issued in the Initial Public Offering:

April 29, 2026
Underlying stock price	$9.8596
Exercise price	$11.50
Volatility	12.0%
Risk-free rate	3.93%
Warrant term (years)	2.39

Note 9 — Segment Information

FASB ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one reportable segment.

IRENIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT
APRIL 29, 2026

Note 9 — Segment Information (continued)

The CODM assesses performance for the single segment and decides how to allocate resources. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics, which include the following:

April 26, 2026
Cash	$1,087,383
Cash held in Trust Account	$220,000,000

The CODM reviews the position of total assets available with the Company to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company.

Note 10 — Subsequent Events

Management has evaluated subsequent events that occurred after the balance sheet date through the date this financial statement was issued. Based upon this review, other than as noted below, the Company did not identify any subsequent events that would have required adjustment or disclosure in this financial statement.

On May 1, 2026, the Company closed the issuance and sale of 3,253,188 additional Units (the “Over-Allotment Option Units”) in connection with the underwriters partially exercising the Over-Allotment Option. The Over-Allotment Option Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $32,531,880. Simultaneously with the closing of the sale of the Over-Allotment Option Units, the Company completed the private sale of an additional 32,532 Private Placement Units to the Sponsor at a price of $10.00 per unit, generating gross proceeds to the Company of $325,320. The Company also completed the private sale of an additional 32,532 Private Placement Units to the underwriters at a price of $10.00 per unit, generating gross proceeds to the Company of $325,320. In connection with the closing of the Over-Allotment Option, the Sponsor forfeited 11,703 Founder Shares, resulting in the Sponsor holding an aggregate of 6,313,297 Founder Shares.

A total of $32,531,880 of the net proceeds from the sale of the Over-Allotment Option Units and the additional Private Placement Units was deposited in the Trust Account, bringing the aggregate proceeds deposited in the Trust Account to $252,531,880.

Following the closing of the Over-Allotment Option, there were (i) 25,253,188 Units issued and outstanding, comprised of 8,417,729 Public Warrants and 25,253,188 Public Shares, (ii) 705,064 Private Placement Units issued and outstanding, comprised of 705,064 Private Placement Shares and 235,021 Private Placement Warrants, and (iii) 6,313,297 Founder Shares issued and outstanding.